UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 AUGUST 26, 2002
                                 Date of Report
                        (Date of earliest event reported)

                              EVOLVE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


            000-31155                                  94-3219745
      (Commission File No.)              (IRS Employer Identification Number)


                           1400 65TH STREET, SUITE 100
                          EMERYVILLE, CALIFORNIA 94608
                    (Address of Principal Executive Offices)

                                  510-428-6000
              (Registrant's Telephone Number, Including Area Code)


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ITEM  5.     OTHER  EVENTS
--------     -------------

     On August 26, 2002, Evolve Software, Inc., a Delaware corporation (the "Company"), sold an additional 50,000 shares of Series B Preferred Stock of the Company for an aggregate purchase price of $500,000 pursuant to the terms previously disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2002.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 27, 2002                       EVOLVE SOFTWARE, INC.


                                             By:    /s/  Arthur  T.  Taylor
                                                    ----------------------------
                                             Name:   Arthur  T.  Taylor
                                             Title:  Chief Financial Officer
                                                     and  Vice  President



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